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SCHEDULE 14A
RULE 14a—101
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14() OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, For Use of the Commission only (as permitted by Rule 14a-6()(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
Micro Component Technology, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MICRO COMPONENT TECHNOLOGY, INC. 2340 West County Road C St. Paul, Minnesota 55113

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To The Stockholders of MICRO COMPONENT TECHNOLOGY, INC.

        A Special Meeting of the stockholders of Micro Component Technology, Inc. will be held at the corporate headquarters, 2340 West County Road C, St. Paul, Minnesota, on March 14, 2002, at 10:00 a.m., for the purpose of considering and voting upon the following matters:

  1.
  Approval of an Amendment to the Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance from 20,000,000 shares to 40,000,000 shares.

  2.
  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The directors have fixed the close of business on January 31, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Roger E. Gower
                       President and CEO

St. Paul, Minnesota
February 1, 2002

PLEASE SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

MICRO COMPONENT TECHNOLOGY, INC. 2340 West County Road C St. Paul, Minnesota 55113

PROXY STATEMENT Special Meeting of Stockholders To be held March 14, 2002

GENERAL

        The enclosed Proxy is solicited by the Board of Directors of Micro Component Technology, Inc. (the "Company") in connection with a Special Meeting of the stockholders of the Company to be held on Thursday, March 14, 2002 at 10:00 a.m. or any adjournment or adjournments thereof, for the purposes set forth in the accompanying notice of the Special Meeting. Such solicitation is being made by mail and may also be made by directors, officers, and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the stockholder by communication in writing to the Secretary of the Company at any time prior to exercise of the Proxy. Proxies may also be revoked by delivery of a later dated Proxy or by voting in person. Shares represented by Proxies will be voted as specified in such Proxies on any matter identified in the Proxies. Subject to rules of the Securities and Exchange Commission, shares will be voted in the discretion of the Proxy holders on any other matter that may properly come before the meeting. Proxies and stockholder votes at the meeting will be tabulated by officers of the Company.

        All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of stock. It is anticipated that these proxy materials will be mailed to the stockholders on or about February 1, 2002.

OUTSTANDING SHARES AND VOTING RIGHTS

        Only stockholders of record at the close of business on January 31, 2002, will be entitled to vote at the Special Meeting. On that date, 14,074,365 shares of Common Stock were outstanding. Stockholders are entitled to one vote for each share of Common Stock held by them. The Common Stock does not have cumulative voting rights or preemptive rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Common Stock as of January 1, 2002 (i) by each person known to the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) by each of the Company's five highest-paid executive officers, (iii) by each of the Company's directors, and (iv) by all of the executive officers and directors as a group:

	Shares Beneficially Owned
Name and Address of Beneficial Owners
	Number	Percent
FIVE PERCENT STOCKHOLDERS
Perkins Capital Management, Inc.(1)(2)(3) 730 East Lake Wayzata, MN 55391	1,883,209	13.0%
Wellington Management Company, LLP(1) 75 State Street—19th Floor Boston, MA 02109	1,360,200	9.7%
Kern Capital Management, LLC(1) 114 West 47th Street, Suite 1926 New York, NY 10036	1,348,200	9.6%
Kopp Investment Advisors, Inc.(1) 6600 France Avenue South Edina, MN 55435	1,044,100	7.4%
Amaranth Advisors LLC(1)(3) Two American Lane Greenwich, CT 06836	960,000	6.4%
DIRECTORS AND EXECUTIVE OFFICERS
Roger E. Gower(4)	465,000	3.2%
Dennis L. Nelson(4)	160,000	1.1%
Timothy Olson(4)	44,750	*
Richard Sidell(4)	35,151	*
Jeffrey S. Mathiesen(4)(5)	105,500	*
D. James Guzy(4)(6)	112,472	*
Donald J. Kramer(4)	40,000	*
David M. Sugishita(4)	40,000	*
Donald R. VanLuvanee(4)	60,000	*
Patrick Verderico(4)	15,000	*
Dr. Sheldon Buckler(4)	12,500	*
All directors and executive officers as a group (11 in number)(4)	1,090,373	7.2%

*
Denotes less than 1% of shares outstanding.

(1)
Perkins Capital Management, Inc., Wellington Management Company, LLP, Kern Capital Management, LLC, Kopp Investment Advisors, Inc. and Amaranth Advisors LLC are registered investment advisors.

(2)
Includes shares held for clients and shares held by Perkins Opportunity Fund.

(3)
Includes shares issuable upon conversion of the Company's 10% Senior Subordinated Convertible Notes.

(4)
Includes shares deemed beneficially owned by virtue of the right to acquire them within 60 days pursuant to exercise of MCT's stock options as follows: Mr. Gower—450,000; Mr. Nelson—

  160,000; Mr. Olson—43,750, Mr. Sidell—30,985, Mr. Mathiesen—90,509; Mr. Guzy—60,000; Mr. Kramer—40,000; Mr. Sugishita—40,000; Mr. VanLuvanee—60,000; Mr. Verderico—15,000; Mr. Buckler—10,000 and all directors and executive officers as a group—1,000,244.

(5)
Includes 600 shares owned by Mr. Mathiesen's minor children.

(6)
Includes 41,978 shares owned by Arbor Company, of which Mr. Guzy is a general partner.

PROPOSAL 1
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

        The Shareholders will be requested at the Special Meeting to approve an amendment to the Company's Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance by the Company from 20,000,000 shares to 40,000,000 shares. The Board of Directors approved the amendment to the Articles of Incorporation on January 30, 2002. Pursuant to Minnesota Statutes, Section 302A.135, the amendment must be approved by the affirmative vote of a majority of the shares of Common Stock present and voting at the Special Meeting to become effective.

        The Company's Articles of Incorporation currently authorize the Company to issue a total of 20,000,000 of Common Stock, and 1,000,000 shares of Preferred Stock. There are currently 14,074,365 shares of Common Stock outstanding, and approximately 3,120,000 additional shares of Common Stock have been reserved for issuance to directors, officers, employees, and consultants under the Company's stock benefit plans and programs. This leaves approximately 2,800,000 shares of Common Stock available for future issuance by the Company.

        On December 24, 2001, the Company completed an offering of $10,000,000 in principal amount of 10% Senior Subordinated Convertible Notes (the "Notes"), to a group of accredited investors. The proceeds of the Notes will be used for working capital. The Notes are convertible into shares of Common Stock at a conversion price of $2.60 per share. If all of the Notes were converted into shares of Common Stock, this would require the Company to issue 3,846,153 shares of Common Stock. Because this number is greater than the shares the Company currently has available for issuance, the Company agreed with the purchasers of the Notes to call a special meeting of the stockholders to approve an amendment to the Articles of Incorporation to increase the number of authorized shares. Until the additional shares are authorized for issuance, holders of the Notes cannot convert their Notes into more than their pro rata portion of the shares of Common Stock currently available for issuance.

        If the stockholders do not approve the Amendment to the Articles of Incorporation by April 30, 2002, the holders of the Notes may require the Company to prepay that portion of the Notes for which the Company does not currently have authorized shares of Common Stock into which such portion of the Notes can be converted. This amount is $2,720,000 in principal amount of the Notes. Therefore, if the stockholders do not approve the amendment, the Company could be required to prepay up to $2,720,000 of the Notes immediately.

        The directors believe that it will be in the best interests of the Company and its stockholders to authorize the additional shares of Common Stock so that the Company will not be required to prepay any portion of the Notes. Accordingly, the directors recommend approval of the Amendment to the Articles of Incorporation by the stockholders.

OTHER BUSINESS

        The Company knows of no business that will be presented for consideration at the Special Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Special Meeting, it is intended that proxies solicited by the Board of Directors will be voted in accordance with the judgment of the person or persons voting the proxies, subject to rules of the Securities and Exchange Commission.

MICRO COMPONENT
TECHNOLOGY, INC.

SPECIAL STOCKHOLDERS' MEETING
Thursday, March 14, 2002
10:00 a.m.
Corporate Headquarters
2340 West County Road C
St. Paul, Minnesota 55113

MICRO COMPONENT TECHNOLOGY, INC. 2340 West County Road C St. Paul, MN 55113	PROXY

Proxy solicited by the Board of Directors - Special Meeting of Stockholders March 14, 2002.

The undersigned stockholder of Micro Component Technology, Inc. ("MCT"), does hereby constitute and appoint Roger Gower, President and Chief Executive Officer, and Jeffrey Mathiesen, Vice President and Chief Financial Officer, as his or her proxy, with full power of substitution, to attend the Special Meeting of the Stockholders of MCT to be held at 10:00 a.m. on Thursday, March 14, 2002 at the MCT corporate headquarters, 2340 West County Road C, St., Paul, Minnesota 55113, or any continuation or adjournment thereof, with full power to vote and act for the undersigned, in his or her name, and to vote all stock of MCT held by him or her, to the same extent and with the same effect as the undersigned, in the manner specified below. The undersigned hereby revokes any other proxy previously given by him or her.

See reverse for voting instructions.

        \*/ Please detach here \*/

The Board of Directors Recommends a Vote FOR Item 1.

1.	To approve an amendment to the Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance from 20,000,000 to 40,000,000 shares.	/ /	For	/ /	Against	/ /	Abstain
2.	In their discretion on any other matter that may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Address Change? Mark Box / / Indicate changes below:	Date , 2002.

Please date and sign above exactly as name appears at the left, indicating, where appropriate, official capacity. If stock is held in joint tenancy, each joint owner must sign.

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GENERAL
OUTSTANDING SHARES AND VOTING RIGHTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
OTHER BUSINESS
MICRO COMPONENT TECHNOLOGY, INC.
SPECIAL STOCKHOLDERS' MEETING Thursday, March 14, 2002 10:00 a.m. Corporate Headquarters 2340 West County Road C St. Paul, Minnesota 55113
The Board of Directors Recommends a Vote FOR Item 1.